SCUDDER
INVESTMENTS(SM)
[LOGO]


----------------------
EQUITY/VALUE
----------------------

Scudder Value Fund
Fund #075








Semiannual Report
March 31, 2000



The fund seeks long-term growth of capital through investment in undervalued equity securities.

Scudder Value Fund is properly known as Value Fund.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      23   Notes to Financial Statements

                      31   Officers and Trustees

                      32   Investment Products and Services

                      34   Scudder Solutions

--------------------------------------------------------------------------------
ticker symbol SCVAX                                             fund number 075
--------------------------------------------------------------------------------

Date of Inception:  o    Value stocks produced poor returns through the first
12/31/92                 five months of the period, but staged a strong rebound
                         in March.

                    o    The Value Fund -- Scudder Shares' 10.10% return for the
Total Net Assets         six months ended March 31, 2000 beat the 5.94% return
of Scudder Shares        of its unmanaged benchmark, the Russell 1000 Value
as of 3/31/00:           Index. According to Lipper Analytical Services, the
$340.3 million           Scudder Shares of the fund have beaten the average
                         return of its peer group over the three- and five-year periods.^1

                    o The fund benefited from its holdings in the technology and media areas, as well as strong stockpicking within the financial sector.






^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. As of March 31, 2000, Value Fund -- Scudder Shares' Lipper ranking was 205 out of 480 funds for the one-year period, 95 out of 318 funds for the three-year period, and 33 out of 204 for the five-year period. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The equity markets produced strong performance in the six months ended March 31, 2000, led by stocks in the technology and communications sectors. Although the major market averages posted gains for much of the period -- with the Nasdaq leading the way -- most of the stocks in the broader market actually fell during this interval. Value stocks, in particular, produced poor performance in relation to the indices. While ordinarily stocks with attractive valuation characteristics tend to outperform, this trait proved to be a negative in recent months as many investors poured money into the stocks with the most attractive growth characteristics regardless of their valuations.

In this environment, the generous returns of growth stocks made other sectors seem less important, causing many investors to underweight value stocks in their portfolios. It can be tempting to try to chase "hot" sectors, but, as we saw when tech stocks slumped in the final three weeks of March, this approach can leave your portfolio exposed to rapid swings in market sentiment. At the same time, trimming your position in a sector that has underperformed for a long period means that you may be unable to participate when the sector ultimately turns around. While the move in value stocks in the latter half of March may not signal a sustainable change in market leadership, it does demonstrate that sentiment shifts can happen quickly and without warning. We therefore urge investors to remain focused on the continued importance of portfolio diversification and a long-term investment horizon.

Thank you for your continued investment in Value Fund -- Scudder Shares. For current information on the fund or your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,


/s/Linda C. Coughlin

Linda C. Coughlin
President,
Value Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

       Value Fund --                                         Russell 1000
       Scudder Shares             S&P 500 Index*             Value Index*

 12/92     10000                     10000                     10000
   '93     10933                     10437                     10966
   '94     10830                     10590                     11400
   '95     12070                     12237                     12676
   '96     15470                     16165                     16923
   '97     19007                     19369                     19980
   '98     27740                     28670                     29407
   '99     27112                     33962                     30894
   '00     29237                     40060                     32853

                 Yearly periods ended March 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                        Total Return
                               Growth of                             Average
Period ended 3/31/2000          $10,000        Cumulative             Annual
-------------------------------------------------------------------------------
Value Fund -- Scudder Shares
-------------------------------------------------------------------------------
1 year                         $  10,784           7.84%                7.84%
-------------------------------------------------------------------------------
5 year                         $  24,224         142.24%               19.36%
-------------------------------------------------------------------------------
Life of Class**                $  29,237         192.37%               15.94%
-------------------------------------------------------------------------------
Russell 1000 Value Index*
-------------------------------------------------------------------------------
1 year                         $  10,634           6.34%                6.34%
-------------------------------------------------------------------------------
5 year                         $  25,918         159.18%               20.96%
-------------------------------------------------------------------------------
Life of Class**                $  32,853         228.53%               17.82%
-------------------------------------------------------------------------------
S&P 500 Index*
-------------------------------------------------------------------------------
1 year                         $  11,796          17.96%               17.96%
-------------------------------------------------------------------------------
5 year                         $  32,736         227.36%               26.73%
-------------------------------------------------------------------------------
Life of Class**                $  40,060         300.60%               21.09%
-------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on December 31, 1992.

         As of 9/30/99, the Fund has adopted the Russell 1000 Value Index for its primary securities market index over the S&P 500 Index, as the Russell 1000 Value Index better represents the securities and markets in which the Fund typically invests.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE VALUE FUND -- SCUDDER SHARES TOTAL RETURN (%) AND RUSSELL 1000 VALUE INDEX* TOTAL RETURN (%)

                                        Yearly periods ended March 31

                   1993**  1994    1995   1996   1997   1998   1999   2000
--------------------------------------------------------------------------------
Class Total
Return (%)           9.33   -.94  11.44   28.18  22.86  45.94  -2.26   7.84
--------------------------------------------------------------------------------
Index Total
Return (%)           9.66   3.95  11.19   33.51  18.06  47.18   5.05   6.34
--------------------------------------------------------------------------------
Net Asset
Value ($)           13.12  12.47  13.64   16.48  18.64  25.03  23.36  24.12
--------------------------------------------------------------------------------
Income
Dividends
($)                    --    .11    .12     .04    .07    .24    .19    .16
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                    --    .43    .13     .92   1.48   1.65    .90    .85
--------------------------------------------------------------------------------


* The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share Class. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the 5 year and Life of Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities           99%                    The fund stays as close
Cash Equivalents             1%                        to 100% invested in
------------------------------------                 equities as possible.
100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


(Excludes 1% Cash Equivalents)                              Over the past six
    Financial                   25%                        months, the fund's
    Energy                      16%                   holdings in financials,
    Communications              13%                               energy, and
    Technology                   8%                       communications have
    Manufacturing                8%                                increased.
    Durables                     8%
    Health                       6%
    Consumer Staples             5%
    Media                        5%
    Other                        6%
------------------------------------
100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(35% of Portfolio)                                        Management strives to
                                                       hold long-term positions
  1. Exxon Mobil Corp.                                      in well-established
     International oil company                                   companies with
                                                          attractive valuations
  2. Bell Atlantic Corp.                                      and catalysts for
     Provider of telecommunication services                  stronger earnings.

  3. Citigroup Inc.
     Diversified financial services company

  4. Dow Chemical Co.
     Chemical producer

  5. AT&T Corp.
     Provider of telecommunication services

  6. Cigna Corp.
     Provider of insurance, health care benefits, pension management and related financial services

  7. Boeing Co.
     Manufacturer of jet airplanes

  8. Chase Manhattan Corp.
     Commercial bank

  9. American Home Products Corp.
     Diversified pharmaceutical company

 10. International Business Machines Corp.
     Manufacturer of computers and servicer of information processing units



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------

In the following interview, lead portfolio manager Lois Roman discusses the strategy of Value Fund -- Scudder Shares and the market environment during the six-month period ending March 31, 2000.

Q: Please describe the environment for value stocks during the past six months?

A: Through most of the period, value stocks produced poor performance. In an environment where investors were looking for stocks with the strongest potential for rapid earnings growth, technology, communications, and biotech stocks attracted enormous inflows of cash. Many stocks in the sectors posted triple-digit returns despite having no earnings whatsoever, demonstrating that momentum, not fundamentals, was generally the most important driver of performance. As a result, value stocks were deeply out of favor with the market. Through February 29, 2000, the one-year return on the Russell 1000 Value Index was -3.26%, compared to 31.74% for the Russell 1000 Growth Index. In March, however, this trend showed signs of a reversal. Many growth stocks lost significant ground, while long-dormant segments of the value group staged a sharp rally. All of the sectors that had lagged for several quarters -- such as manufacturing stocks, financials, and producers of consumer staples -- began to show signs of life. As a result of the March rally, value stocks were able to produce positive returns for the six-month period despite their protracted downturn.

Q: How has the sector's slump affected fund performance?

A: For the six months ended March 31, 2000, the Scudder Shares of the Value Fund posted a total return of 10.10%, compared to a return of 5.94% for its unmanaged benchmark, the Russell 1000 Value Index. The bulk of the positive performance came in March, during which Scudder Shares gained 11.31%. In our view, this rally demonstrates the importance of patience and the use of a strict investment discipline, since value stocks can move extremely quickly when market sentiment changes. According to Lipper Analytical Services, Scudder Shares have finished in the top half of funds in its category over the one-, three-, and five-year periods.

Q: What sectors helped performance during the period?

A: The fund's position in technology stocks was a significant contributor to its outperformance. Although our value style prevents us from holding many of the sector's most expensive names, we have benefited from holding on to our technology positions, many of which were initiated years ago, when the stocks were much cheaper. These names include IBM, Hewlett Packard, and Corning. Corning has been an outstanding performer over the holding period, but the valuation has risen to a point where it has become too expensive for the portfolio. We will look to redeploy these assets into cheaper stocks. In the media sector, we own Disney and AT&T Corp.--Liberty Media, two stocks that performed well for us during the period. The fund purchased Disney in the summer of 1999 when the stock fell below $25. After in-depth fundamental research -- which included a meeting with CEO Michael Eisner -- we were convinced that Disney had a great brand franchise, severable business units, and the potential to unlock returns for investors. The stock has performed well for the fund since we began to establish a position, and we remain optimistic on its prospects going forward.

Fund performance has also been helped by our holdings in the financial sector, and our underweighting in the sector in relation to the benchmark. Although the group as a whole underperformed for much of the period, we were well positioned through our holdings in Citigroup and Chase Manhattan Bank. Both are large, liquid companies with strong strategic positioning, and both outperformed their peer group by a wide margin.

Q: What holdings have hurt performance?

A: The fund has been hurt by its position in the energy sector. We built the position through 1999 to take advantage of the group's improving fundamentals, but energy stocks have so far been unable to mount a sustained rally. We believe that the current valuations of major oil companies do not reflect the high price of the commodity. Even though oil prices have fallen from their highs, most earnings estimates for companies in the sector incorporate a lower price for oil than has existed for the past several months. In our view, this has increased the potential for upside earnings surprises in the group.

Q: How do you find quality value stocks in such a growth-oriented market environment?

A: By sticking to our discipline. We continue to utilize the same fundamental strategy because we believe in the long-term potential of value stocks. The fund uses a disciplined, three-step investment process that employs a quantitative screen, fundamental equity research, and risk management. The quantitative screen helps us find stocks in the Russell 1000 Index -- a broad, large-capitalization universe -- which are selling at the most attractive valuations. Companies that are ranked in the top four deciles (the cheapest 40%) are our potential buy candidates, while those that fall into the 9th and 10th deciles (the most expensive 20%) are our potential sell candidates. Not all cheap stocks have value, however. The use of our internal team of equity analysts helps us to understand the fundamental dynamics of a company. This is a crucial step in the process, and it helps prevent us from investing in stocks where the fundamentals have not yet hit bottom. Lastly, our use of quantitative and qualitative risk analysis allows us to factor in, and attempt to control for macroeconomic factors.

Q: Have you changed your investment process because of the market's volatility?

A: No -- our goals and process remain the same. But we do make minor adjustments in terms of what aspects of our strategy that we emphasize at a given time. On the margin, we recently have been putting a heavier emphasis on fundamental analysis than on our quantitative screen. The divergence in the returns of high-valuation growth stocks and cheap value stocks has caused our model to underperform, which can happen in the short run. We have therefore been more willing to add names into the portfolio that are in the "hold" zone if they are highly recommended by our analysts. This is particularly true in sectors that are relatively expensive, such as technology or health care. In addition, we have been slower to sell our winners. For example, if a stock has grown more expensive while maintaining strong fundamentals, we may continue to hold the stock in the portfolio for a longer period of time. Of course, if the investment thesis has been violated or if we have a better idea, we will exit the stock.

Q: What is your outlook for value stocks in general?

A: While we are encouraged by the March rally in value stocks, it is still too early to say whether the move is the start of a long-term trend, or simply a case of investors seeking temporary shelter from the turbulence in growth stocks. Our primary focus is not on predicting the direction of the markets, but on finding the best value stocks available. If anything, we view downdrafts in the market as an opportunity to purchase our favorite stocks at more attractive prices. We remain committed to our discipline, and want shareholders to know that the fund will not stray from its value orientation regardless of events in the broader market. We believe that this approach will help shelter the fund from an adverse investment backdrop -- as it has over the most recent six months -- and position it to prosper when value stocks ultimately regain their footing.

Glossary of Investment Terms
--------------------------------------------------------------------------------

     Consumer       Products purchased by consumers on a regular basis, such as
      Staples       food, beverages, alcohol, and tobacco. In the aggregate,
                    sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

  Fundamental       Analysis of companies based on the projected impact of
     Research       management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 Growth Stock       Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

  Value Stock       A company whose stock price does not fully reflect its
                    intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

    Weighting       Refers to the allocation of assets -- usually in terms of
 (over/under)       sectors, industries, or countries -- within a portfolio
                    relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                       as of March 31, 2000 (Unaudited)
---------------------------------------------------------------------------

                                                    Principal
                                                     Amount ($)  Value ($)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Repurchase Agreements 0.9%
---------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.05%, to be
    repurchased at $3,646,838 on 4/3/2000**
    (Cost $3,645,000) ............................   3,645,000    3,645,000


                                                       Shares
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Common Stocks 99.1%
---------------------------------------------------------------------------

 Consumer Discretionary 2.9%
 Department & Chain Stores
 Federated Department Stores, Inc. ...............     171,800    7,172,650
 Target Corp. ....................................      65,000    4,858,750
                                                               ------------
                                                                 12,031,400
                                                               ------------
 Consumer Staples 4.7%
 Alcohol & Tobacco 1.0%
 Anheuser-Busch Companies, Inc. ..................      66,600    4,145,850
                                                               ------------
 Food & Beverage 3.7%
 Hershey Foods Corp. .............................     140,700    6,859,125
 PepsiCo, Inc. ...................................     246,500    8,519,656
                                                               ------------
                                                                 15,378,781
                                                               ------------
 Health 5.8%
 Medical Supply & Specialty 0.9%
 Becton, Dickinson & Co. .........................     148,200    3,899,513
                                                               ------------
 Pharmaceuticals 4.9%
 American Home Products Corp. ....................     189,900   10,183,388
 Bristol-Myers Squibb Co. ........................      57,900    3,343,725
 Pharmacia & Upjohn, Inc. ........................     112,900    6,689,325
                                                               ------------
                                                                 20,216,438
                                                               ------------
 Communications 12.6%
 Telephone/Communications
 AT&T Corp. ......................................     310,550   17,468,438
 Bell Atlantic Corp. .............................     334,300   20,434,088
 BellSouth Corp. .................................     121,900    5,729,300
 SBC Communications, Inc. ........................     211,000    8,862,000
                                                               ------------
                                                                 52,493,826
                                                               ------------


    The accompanying notes are an integral part of the financial statements.

                                           Shares     Value ($)
---------------------------------------------------------------

 Financial 24.7%
 Banks 8.7%
 Bank One Corp. ........................    62,800    2,158,750
 Bank of America Corp. .................   125,052    6,557,414
 Chase Manhattan Corp. .................   122,900   10,715,344
 First Union Corp. .....................   137,200    5,110,700
 FleetBoston Financial Corp. ...........   111,600    4,073,400
 J.P. Morgan & Co., Inc. ...............    25,500    3,359,625
 PNC Bank Corp. ........................    98,500    4,438,656
                                                   ------------
                                                     36,413,889
                                                   ------------
 Insurance 9.7%
 AFLAC, Inc. ...........................   135,900    6,191,944
 Allstate Corp. ........................   182,500    4,345,781
 Cigna Corp. ...........................   149,700   11,339,775
 Hartford Financial Services Group, Inc.   101,700    5,364,675
 St. Paul Companies, Inc. ..............   203,200    6,934,200
 Travelers Property Casualty Corp. "A" .   145,700    6,010,125
                                                   ------------
                                                     40,186,500
                                                   ------------
 Consumer Finance 4.7%
 American Express Co. ..................    13,500    2,010,656
 Citigroup, Inc. .......................   296,100   17,562,431
                                                   ------------
                                                     19,573,087
                                                   ------------
 Other Financial Companies 1.0%
 Federal National Mortgage Association .    70,700    3,990,131
                                                   ------------
 Real Estate 0.6%
 Post Properties Inc. (REIT) ...........    64,900    2,616,281
                                                   ------------
 Media 4.6%
 Broadcasting & Entertainment 2.0%
 Walt Disney Co. .......................   201,000    8,316,375
                                                   ------------
 Cable Television 1.1%
 AT&T Corp.-- Liberty Media Group "A" ..    78,768    4,667,004
                                                   ------------
 Print Media 1.5%
 Knight-Ridder, Inc. ...................   120,700    6,148,156
                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                                         Shares     Value ($)
-------------------------------------------------------------

 Service Industries 1.7%
 Investment
 Merrill Lynch & Co., Inc. ...........    69,100    7,255,500
                                                 ------------
 Durables 7.5%
 Aerospace 6.5%
 Boeing Co. ..........................   284,100   10,778,044
 Lockheed Martin Corp. ...............   351,464    7,183,046
 Rockwell International Corp. ........    86,360    3,610,928
 United Technologies Corp. ...........    84,700    5,351,981
                                                 ------------
                                                   26,923,999
                                                 ------------
 Automobiles 1.0%
 Ford Motor Co. ......................    91,500    4,203,281
                                                 ------------
 Manufacturing 7.7%
 Chemicals 4.7%
 Dow Chemical Co. ....................   153,800   17,533,200
 Sigma-Aldrich Corp. .................    83,100    2,233,313
                                                 ------------
                                                   19,766,513
                                                 ------------
 Diversified Manufacturing 1.0%
 Textron, Inc. .......................    66,000    4,017,750
                                                 ------------
 Industrial Specialty 0.8%
 Corning, Inc. .......................    17,100    3,317,400
                                                 ------------
 Machinery/Components/Controls 1.2%
 Parker-Hannifin Corp. ...............   118,750    4,905,859
                                                 ------------
 Technology 8.0%
 Diverse Electronic Products 2.0%
 Motorola Inc. .......................    57,500    8,186,563
                                                 ------------
 Electronic Data Processing 5.3%
 Apple Computer, Inc. ................    27,300    3,707,681
 Compaq Computer Corp. ...............   138,700    3,692,888
 Hewlett-Packard Co. .................    41,500    5,501,344
 International Business Machines Corp.    77,000    9,086,000
                                                 ------------
                                                   21,987,913
                                                 ------------
 Semiconductors 0.7%
 Micron Technology, Inc. .............    25,900    3,263,400
                                                 ------------


    The accompanying notes are an integral part of the financial statements.

                                                                  Shares     Value ($)
--------------------------------------------------------------------------------------

 Energy 15.7%
 Oil & Gas Production 11.5%
 Coastal Corp. ............................................       124,700    5,736,200
 Conoco, Inc. "A" .........................................       283,600    6,983,650
 Exxon Mobil Corp. ........................................       284,692   22,152,596
 Royal Dutch Petroleum Co. (New York shares) ..............       124,900    7,189,556
 Texaco, Inc. .............................................       111,900    6,000,635
                                                                          ------------
                                                                            48,062,637
                                                                          ------------
 Oil Companies 1.9%
 Chevron Corp. ............................................        87,200    8,060,550
                                                                          ------------
 Oilfield Services/Equipment 2.3%
 Baker Hughes, Inc. .......................................       134,700    4,074,675
 Schlumberger Ltd. ........................................        69,800    5,339,700
                                                                          ------------
                                                                             9,414,375
                                                                          ------------
 Transportation 0.5%
 Railroads
 Union Pacific Corp. ......................................        52,800    2,065,800
                                                                          ------------
 Utilities 2.7%
 Electric Utilities
 Allegheny Energy, Inc. ...................................       186,000    5,126,625
 Peco Energy Co. ..........................................        34,900    1,286,938
 Unicom Corp. .............................................       134,100    4,894,650
                                                                          ------------
                                                                            11,308,213
                                                                          ------------

--------------------------------------------------------------------------------------
Total Common Stocks (Cost $378,862,130)                                    412,816,984
--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $382,507,130) (a)               416,461,984
--------------------------------------------------------------------------------------


*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $382,957,051. At March 31, 2000, net unrealized appreciation for all securities based on tax cost was $33,504,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $55,881,172 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $22,376,239.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of  March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $382,507,130) ......................   $416,461,984
Cash .........................................................................        225,380
Dividends receivable .........................................................        654,539
Interest receivable ..........................................................          1,929
Receivable for Fund shares sold ..............................................      1,215,751
Due from Adviser .............................................................         92,464
                                                                              ---------------
Total assets .................................................................    418,652,047

Liabilities
---------------------------------------------------------------------------------------------
Payable for Fund shares redeemed .............................................      1,000,603
Accrued management fee .......................................................        548,779
Other accrued expenses and paybles ...........................................      1,211,228
                                                                              ---------------
Total liabilities ............................................................      2,760,610
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $415,891,437
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................        345,058
Net unrealized appreciation (depreciation) on investments ....................     33,954,854
Accumulated net realized gain (loss) .........................................     43,793,998
Paid-in capital ..............................................................    337,797,527
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $415,891,437
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Scudder Shares

Net asset value, offering and redemption price per share ($340,295,301 /
   14,109,366 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ....................................   $      24.12

Class A Shares

Net asset value and redemption price per share ($40,594,752 / 1,678,321 outstanding shares of beneficial interest, $.01 par value, unlimited number
   of shares authorized) .....................................................   $      24.19

Maximum offering price per share (100 / 94.25 of $24.19) .....................   $      25.67

Class B Shares

Netasset value and redemption price (subject to contingent deferred sales charge) per share ($28,256,425 / 1,174,220 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares authorized) ..........   $      24.06

Class C Shares

Netasset value and redemption price (subject to contingent deferred sales charge) per share ($6,744,959 / 279,849 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares authorized) ..........   $      24.10


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the six months ended March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $12,684) ...........   $  4,165,688
Interest .......................................................        198,827
                                                                ---------------
Total income ...................................................      4,364,515
                                                                ---------------
Expenses:
Management fee .................................................      1,574,757
Services to shareholders .......................................      1,828,095
Custodian and accounting fees ..................................         99,926
Distribution services fees .....................................        128,429
Administrative services fees ...................................         93,785
Auditing .......................................................         20,496
Legal ..........................................................          4,392
Trustees' fees and expenses ....................................         26,169
Reports to shareholders ........................................        227,835
Registration fees ..............................................         96,455
Other ..........................................................         11,400
                                                                ---------------
Total expenses, before reductions ..............................      4,111,739
Expenses reductions ............................................        (99,534)
                                                                ---------------
Total expenses, after reductions ...............................      4,012,205
--------------------------------------------------------------------------------
Net investment income (loss)                                            352,310
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     53,864,016
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (12,450,725)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           41,413,291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 41,765,601
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Six Months Ended    Year Ended
                                                      March 31, 2000     September 30,
                                                      (Unaudited)           1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $     352,310    $   3,111,169
Net realized gain (loss) on investment transactions      53,864,016        6,166,998
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (12,450,725)      62,680,573
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations ................................      41,765,601       71,958,740
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income -- Scudder Shares ............     (2,662,961)      (4,164,869)
Net investment income -- Class A ...................       (267,260)        (237,416)
Net investment income -- Class B ...................             --          (48,553)
Net investment income -- Class C ...................             --          (11,523)
Net realized gain -- Scudder Shares ................    (13,800,495)     (19,711,211)
Net realized gain -- Class A .......................     (1,426,862)      (1,241,379)
Net realized gain -- Class B .......................     (1,060,430)      (1,035,831)
Net realized gain -- Class C .......................       (209,392)        (226,181)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................      61,756,013      321,600,172
Reinvestment of distributions .....................      18,828,251       25,914,793
Cost of shares redeemed ...........................    (170,790,721)    (426,810,318)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (90,206,457)     (79,295,353)
                                                    ---------------  ---------------
Increase (decrease) in net assets .................     (67,868,256)     (34,013,576)
Net assets at beginning of period .................     483,759,693      517,773,269
Net assets at end of period (including
   undistributed net investment income (loss) of
   $345,058 and $2,922,969, respectively) .........   $ 415,891,437    $ 483,759,693





    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (a)

------------------------------------------------------------------------------------
Years Ended September 30,        2000(b)(d) 1999(b)  1998(b)  1997(b)   1996    1995
--------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $22.88    $21.20   $23.53   $17.52   $15.87   $13.08
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
  Net investment income (loss)     .02       .15      .28      .34      .21      .18
--------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    2.23      2.62     (.72)    7.22     2.40     2.86
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Total from investment
  operations                      2.25      2.77     (.44)    7.56     2.61     3.04
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
  Net investment income           (.16)     (.19)    (.24)    (.07)    (.04)    (.12)
--------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (.85)     (.90)   (1.65)   (1.48)    (.92)    (.13)
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Total distributions              (1.01)    (1.09)   (1.89)   (1.55)    (.96)    (.25)
--------------------------------------------------------------------------------------
Net asset value, end of period  $24.12    $22.88   $21.20   $23.53   $17.52   $15.87
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return (%)                 10.10**   13.02    (2.08)   45.80(c) 17.18(c) 23.62(c)
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       340       407      468      298       89      68
--------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.78*     1.39     1.23     1.28     1.31    1.44
--------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            1.78*     1.39     1.23     1.24     1.25    1.25
--------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                  .16*      .61     1.19     1.67     1.34    1.57
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)         51*       91       47       47       91      98
--------------------------------------------------------------------------------------


(a) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      For the six months ended March 31, 2000 (Unaudited).

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $112,461,341 and $215,122,361, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2000, the fee pursuant to the Agreement amounted to $1,574,757, of which $548,779 is unpaid at March 31, 2000.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares.
For the six months ended March 31, 2000, the Distribution Fee was as follows:

                                                Fees waived by       Unpaid at
       Distribution Fee     Total Aggregated         KDI         March 31, 2000
--------------------------  ----------------   ---------------   ---------------
Class B .................   $      106,068     $        7,228    $       20,914
Class C .................           22,361              1,863             8,454
                            $      128,429     $        9,091    $       29,368


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2000 aggregated $46,381, of which $37,039 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2000, the CDSC for Classes B and C aggregated $69,102 and $515, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2000, the Administrative Service Fee was as follows:

                                               Fees waived by       Unpaid at
Administrative Service Fees  Total Aggregated       KDI         March 31, 2000
----------------------------  ---------------  ---------------   ---------------
Class A ...................   $       50,300   $       39,888    $           --
Class B ...................           36,031           36,031                --
Class C ...................            7,454            7,454                --
                              $       93,785   $       83,373    $           --


Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended March 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $94,491, $54,220, and $18,718, respectively, of which $45,144, $26,070, and $18,063, respectively is unpaid at March 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the six months ended March 31, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $377,836, of which $80,302 is unpaid at March 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the six months ended March 31, 2000, the amount charged to the Scudder Shares by STC aggregated $669,904, of which $344,178 is unpaid at March 31, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $65,170, none of which is unpaid at March 31, 2000.

Trustees Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2000, the Trustees fees and expenses aggregated $26,169.

D. Capital Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                     SIx Months Ended March 31, 2000    Year Ended September 30, 1999
                 ----------------------------------------------------------------------
                        Shares          Dollars          Shares           Dollars
Shares sold
----------------------------------------------------------------------------------------
Scudder Shares        1,403,806    $  32,400,366        5,568,655    $ 131,356,073
Class A .......         815,105       18,956,357        4,906,004      115,981,063
Class B .......         284,918        6,572,859          901,601       21,274,145
Class C .......         165,606        3,826,431        2,262,454       52,988,891
                    ------------   --------------     ------------   --------------
                      2,669,435       61,756,013       13,638,714      321,600,172
                    ------------   --------------     ------------   --------------

Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------
Scudder Shares          702,006    $  16,026,800        1,010,122    $  23,313,600
Class A .......          71,089        1,625,091           59,448        1,372,649
Class B .......          43,356          988,519           43,529        1,004,640
Class C .......           8,224          187,841            9,689          223,904
                    ------------   --------------     ------------   --------------
                        824,675       18,828,251        1,122,788       25,914,793
                    ------------   --------------     ------------   --------------

Shares redeemed
----------------------------------------------------------------------------------------
Scudder Shares       (5,788,748)   $(133,469,221)     (10,886,073)   $(258,426,354)
Class A .......      (1,053,199)     (24,378,793)      (4,451,976)    (104,695,242)
Class B .......        (440,880)     (10,103,670)        (518,518)     (12,396,396)
Class C .......        (123,210)      (2,839,037)      (2,181,822)     (51,292,326)
                    ------------   --------------     ------------   --------------
                     (7,406,037)    (170,790,721)     (18,038,389)    (426,810,318)
                    ------------   --------------     ------------   --------------

Net increase (decrease)
----------------------------------------------------------------------------------------
Scudder Shares       (3,682,936)   $ (85,042,055)      (4,307,296)   $(103,756,681)
Class A .......        (167,005)      (3,797,345)         513,476       12,658,470
Class B .......        (112,606)      (2,542,292)         426,612        9,882,389
Class C .......          50,620        1,175,235           90,321        1,920,469
                    ------------   --------------     ------------   --------------
                     (3,911,927)   $ (90,206,457)      (3,276,887)   $ (79,295,353)
                    ------------   --------------     ------------   --------------


E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended

March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $8 and $7,062, respectively, under these new arrangements.

F. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                         Ann M. McCreary*
   o  President                               o  Vice President

 Sheryle J. Bolton                          Kathleen T. Millard*
   o  Trustee; Chief Executive                o  Vice President
      Officer, Scientific Learning
      Corporation                           Lois F. Roman*
                                              o  Vice President
 William T. Burgin
   o  Trustee; General Partner,             Robert D. Tymoczko*
      Bessemer Venture Partners               o  Vice President

 Keith R. Fox                               John Millette*
   o  Trustee; General Partner, The           o  Vice President and Secretary
      Exeter Group of Funds
                                            John R. Hebble*
 William H. Luers                             o  Treasurer
   o  Trustee; Chairman and President
      of the U.N. Association of            Caroline Pearson*
      America                                 o  Assistant Secretary

 Kathryn L. Quirk*                          *Scudder Kemper Investments, Inc.
   o  Trustee, Vice President and
      Assistant Secretary

 Joan E. Spero
   o  Trustee; President, Doris Duke
      Charitable Foundation

 Paul Bancroft III
   o  Honorary Trustee; Venture
      Capitalist and Consultant

 Thomas J. Devine
   o  Honorary Trustee; Consultant

 Wilson Nolen
   o  Honorary Trustee; Consultant

 Robert G. Stone, Jr.
   o  Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


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Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

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Notes
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Notes
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Notes
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Notes
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

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group